Exhibit 32.1

Exhibit 32.1

CERTIFICATE PURSUANT TO

18 U.S. SECTION 1350, AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A, Amendment No. 2, of Seitel, Inc. (the “Company”) for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randall D. Stilley, President and Principal Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 9, 2004

/s/ RANDALL D. STILLEY
Randall D. Stilley
President and Principal Executive Officer